UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

      Date of Report (Date of earliest event reported): September 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                            Telecom HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

       DELAWARE                      001-15651                     13-5674085
(State or other jurisdiction    Commission File Number          (I.R.S. Employer
       of incorporation)                                    Identification No.)
                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events


Sprint Corporation (NYSE: "FON"), an underlying constituent of the Telecom HOLDRS Trust, changed its name to Sprint Nextel Corporation (NYSE: "S") on August 12, 2005. As a result of the merger of Nextel Communication (NASDAQ:
"NXTL") and Sprint Nextel Corporation, two of the constituents of the Wireless HOLDRS Trust, Nextel Communication will no longer be an underlying security of the Telecom HOLDRS Trust. For the 6 shares of Nextel Communication per 100 shares round lot of Telecom HOLDRS, The Bank of New York received 7.60501308 shares of Sprint Nextel Corporation and $5.0777518 in cash. The Bank of New York distributed the cash at a rate of $0.050777 per depositary share of Telecom HOLDRS on August 25, 2005. Furthermore, effective August 18, 2005, 16.60501308 shares of Sprint Nextel Corporation will be required for creations or cancellations of per 100 share round lot of Telecom HOLDRS.

Item 9.01.      Financial Statements and Exhibits


                (c)     Exhibits

                        99.1 Telecom HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.










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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                           INCORPORATED


Date:  November 9, 2005                  By: /s/ Satyanarayan R. Chada
                                            -----------------------------------
                                            Name:    Satyanarayan R. Chada
                                            Title:   First Vice President






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


                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Telecom HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.





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